EATON VANCE BALANCED FUND

EATON VANCE DIVIDEND BUILDER FUND

EATON VANCE LARGE-CAP CORE RESEARCH FUND

EATON VANCE LARGE-CAP GROWTH FUND

EATON VANCE LARGE-CAP VALUE FUND

EATON VANCE REAL ESTATE FUND

EATON VANCE SMALL-CAP FUND

EATON VANCE SMALL-CAP VALUE FUND

EATON VANCE SPECIAL EQUITIES FUND
Supplement to Statement of Additional Information dated May 1, 2014, as revised July 1, 2014

1.

Effective October 31, 2014, the following Funds’ and Portfolios’ names will change:

Current Name

New Name

Eaton Vance Large-Cap Core Research Fund

Eaton Vance Stock Fund

Large-Cap Core Research Portfolio

Stock Portfolio

Eaton Vance Large-Cap Growth Fund

Eaton Vance Growth Fund

Large-Cap Growth Portfolio

Growth Portfolio

2.

The following replaces the twenty-fourth paragraph under “Fund Management.” in “Management and Organization”:

Mmes. Peters (Chair), Frost, Mosley and Taggart are members of the Portfolio Management Committee. The purposes of the Portfolio Management Committee are to: (i) assist the Board in its oversight of the portfolio management process employed by the Funds and the Portfolios and their investment adviser and sub-adviser(s), if applicable, relative to the Funds’ and the Portfolios’ stated objective(s), strategies and restrictions; (ii) assist the Board in its oversight of the trading policies and procedures and risk management techniques applicable to the Funds and the Portfolios; and (iii) assist the Board in its monitoring of the performance results of all funds and portfolios, giving special attention to the performance of certain funds and portfolios that it or the Board identifies from time to time. During the fiscal year ended December 31, 2013, the Portfolio Management Committee convened six times.

September 3, 2014